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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of HCP, Inc., a Maryland corporation (the "Company"), hereby certifies, to his knowledge, that:

            (i)  the accompanying annual report on Form 10-K of the Company for the period ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

           (ii)  the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2008	/s/ JAMES F. FLAHERTY III James F. Flaherty III President and Chief Executive Officer (Principal Executive Officer)

        A signed original of this written statement required by Section 906 has been provided to HCP, Inc. and will be retained by HCP, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER